SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2004


                         AMERICAN BIO MEDICA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

               New York                  0-28666               14-1702188
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification Number)



              122 Smith Road, Kinderhook, NY                    12106
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        (Address of Principal Executive Offices)              (Zip Code)




       Registrant's telephone number, including area code: (800) 227-1243

ITEM 5. OTHER MATTERS

      On July 29, 2004, the Registrant's Board of Directors appointed Carl A. Florio to its Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              The following exhibits are filed with this report on Form 8-K:

99.1     American Bio Medica Corporation press release dated August 9, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN BIO MEDICA CORPORATION
                                                (Registrant)


Dated:  August 9, 2004                          By: /s/ Keith E. Palmer
                                                    ----------------------------
                                                    Keith E. Palmer
                                                    Chief Financial Officer

                                  Exhibit Index


Exhibit No.             Description                                    Page No.
-----------             -----------                                    --------

    99.1                Press Release dated August 9, 2004                5